UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2014

 SPHERIX INCORPORATED
(Exact name of registrant specified in its charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6430 Rockledge Drive, Suite 503, Bethesda, MD		20817
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code: (703) 992-9260

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On or about July 10, 2014, Spherix Incorporated (the “Company”) will issue 125,000 shares of its common stock, par value $0.0001 per share (the “Shares”), to Roth Capital Partners, LLC.  The Shares were offered and sold under the Company’s registration statement on Form S-3 (Registration No. 333-195346), filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2014 under the Securities Act.  The Company has filed with the SEC a prospectus supplement, dated July 10, 2014, together with an accompanying prospectus, dated May 7, 2014, relating to the offer and sale of the Shares.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit

5.1	Opinion of Nixon Peabody LLP regarding the legality of the Shares

23.1	Consent of Nixon Peabody LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERIX INCORPORATED

Date: July 10, 2014	By:	/s/ Anthony Hayes
	Name:	Anthony Hayes
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit

5.1	Opinion of Nixon Peabody LLP regarding the legality of the Shares

23.1	Consent of Nixon Peabody LLP (included in Exhibit 5.1)